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                                                                   EXHIBIT 10.11

                          SPLIT DOLLAR LIFE AGREEMENT
                  (Policies On Life of Thomas B. Crowley, Jr.)

                     SPLIT DOLLAR LIFE INSURANCE AGREEMENT
                  (POLICIES ON LIFE OF THOMAS B. CROWLEY, JR.)

     This Split Dollar Life Insurance Agreement is made as of November 24, 1998, by and between CROWLEY MARITIME CORPORATION, a Delaware corporation (the "Corporation"), THOMAS B. CROWLEY, JR., (its "Employee"), and Christine S. Crowley, as Distributing Trustee (the "Trustee") of the 1998 CROWLEY FAMILY GENERATION-SKIPPING TRUST u/t/a dtd. November 12, 1998, by and between Thomas
B. Crowley, Jr., as trustor and as trustee (the "Trust").

                                    RECITALS

     1. The Trustee owns certain policies of insurance on the life of Thomas B. Crowley, Jr. (the "Insured"), as shown on the attached Schedule A (each such policy being referred to herein as the "Policy").

     2. The Corporation, the Trustee, and the Employee desire to have an agreement outlining their respective obligations with respect to the Policy.

     3. The parties intend this Agreement to constitute a plan of split dollar life insurance under Revenue Rulings 64-328 and 66-110.

     NOW, THEREFORE, in consideration of the good and valuable consideration referred to herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Ownership of the Policy.

          (a) The Trustee is the sole owner of the Policy, and may exercise all incidents of ownership with respect thereto without the Corporation's consent, subject only to the limited rights given the Corporation under the terms of the limited collateral assignment provided for herein.

          (b) The Trustee shall execute and deliver a limited collateral assignment to the Corporation as security for repayment of the amount due to the Corporation under this Agreement. However, the Corporation shall neither have nor exercise any rights as collateral assignee of the Policy that could in any way defeat or impair the Trustee's right to receive the cash surrender value or the death proceeds of the Policy in excess of the amount due to the Corporation hereunder. In no event shall the Corporation have the power to change the beneficiary, to surrender the Policy, to assign the Policy or revoke an assignment, to pledge the Policy for a loan, or to obtain from the insurer a loan against the surrender value of the Policy. All provisions of this Agreement and of such collateral assignment shall be construed so as to carry out such intention. A form of the Limited Collateral Assignment is attached hereto as Exhibit B.


         2.   Premium Payments.

              (a) The Corporation shall pay the entire premium on the Policy on or before the date said premium is due or the end of the grace period allowed for the payment of premiums.

              (b) Until this Agreement is terminated, the Trustee shall pay to the Corporation each year an amount equal to the economic benefit to the Employee with respect to the Policy as determined under applicable Internal Revenue Service rulings.

         3. Termination of This Agreement. This Agreement shall terminate upon the first to occur of any one of the following events (the "Termination Event"):

              (a) Upon surrender of the Policy by the Trustee to the issuer of the Policy;

              (b) If the full payment required pursuant to paragraph 2(b) of this Agreement is not made within sixty (60) days after notice from the Corporation of the amount due;

              (c) at the option of the Corporation if the Employee ceases to be employed by the Corporation; or

              (d)  bankruptcy, insolvency or dissolution of the Corporation.

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         4.  Rights Upon Termination.  Upon the termination of this Agreement,


             (a) the obligations of the Corporation to pay the premiums on the Policy shall cease; and

             (b) within thirty (30) days after the Termination Event, the Trustee shall pay to the Corporation an amount equal to the lesser of (i) the Policy cash surrender value or (ii) the amounts paid by the Corporation pursuant to paragraph 2(a) of this Agreement (reduced by all payments made by the Trustee under paragraph 2(b)).


         5. Rights Upon Death Of Insured. Unless this Agreement is sooner terminated as provided in this Agreement, within thirty (30) days after the death of the Insured under the Policy, the Trustee shall pay to the Corporation an amount equal to the amounts paid by the Corporation pursuant to paragraph 2(a) of this Agreement (reduced by all payments made by the Trustee under paragraph 2(b)).


         6. Insurer Not A Party. The issuer of the Policy is not a party to this Agreement for any purpose, shall not be obligated to inquire into the distribution of any monies payable or paid by it under the Policy and shall be fully discharged from any and all liability under the terms of the Policy upon payment or other performances in accordance with the terms of the Policy.


         7. Governing Law. This Agreement shall be governed by the laws of the State of California.


         8. Entire Agreement. The Corporation, the Employee and the Trustee each warrant that no promise, inducement or agreement not contained or referred to in the Agreement has been made to it or to him in connection with this Agreement.


         9. ERISA Provisions. The Corporation is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have the authority to control and manage the operation and administration of this Agreement. The policy for funding the obligations under this Agreement shall be the payment of premiums on the Policy.

     10. Binding Effect. This Agreement is binding upon and inures to the benefit of the Corporation, the Employee and the Trustee and their representatives, agents, servants, employees, heirs, beneficiaries, trustees, successors, executors, administrators, attorneys, partners, insurers, stockholders, predecessors and assigns.

     11. Trustee Liability. This Agreement, to the extent executed by the trustee of a trust, is executed by such trustee solely as trustee and not in an individual capacity. Nothing herein contained shall create any liability on or require the performance of any covenant by any such trustee individually, nor shall anything herein contained subject the individual property of any trustee to any liability.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.



                                    CROWLEY MARITIME CORPORATION



                                     By:          /s/ W. Pennella
                                         ---------------------------------------
                                               W. Pennella, Exec. V.P.



                                     By:      /s/ Albert M. Marucco
                                         ---------------------------------------
                                           Albert M. Marucco, V.P.-TREAS.



                                             /s/ Christine S. Crowley
                                      ------------------------------------------
                                      Christine S. Crowley, Distributing Trustee
                                      u/t/a dtd. November 12, 1998





                                             /s/ Thomas B. Crowley, Jr.
                                      ------------------------------------------
                                          Thomas B. Crowley, Jr., Employee

                                   SCHEDULE A
                  (Policies on Life of Thomas B. Crowley, Jr.)


 INSURANCE COMPANY           POLICY DESCRIPTION NO          FACE AMOUNT
 -----------------           ---------------------          -----------
John Hancock Mutual              Variable Life
 Life Insurance Co.              No. 50,875,001             $20,000,000

   Pacific Life                  Variable Life
   Insurance Co.                 No. VP60712930             $20,000,000

                                   SCHEDULE B

                         LIMITED COLLATERAL ASSIGNMENT
                         -----------------------------

     This Limited Collateral Assignment is made by Christine S. Crowley, as Distributing Trustee n/t/a dtd. November 12, 1998, as Assignor, to Crowley Maritime Corporation, a Delaware Corporation, as Assignee.

     FOR VALUE RECEIVED, the Assignor hereby collaterally assigns to the Assignee Policy No. ________, issued by ___________________________ (the
"Insurer") in the face amount of __________ (the "Policy"), upon the life of Thomas B. Crowley, Jr., on the following terms:

     1. The sole purpose of this limited collateral assignment is to secure the Assignee's right to receive the amount due to it under that certain Split Dollar Life Insurance Agreement between the Assignor, the Assignee, and Thomas B. Crowley, Jr., dated as of November 24, 1998.

     2. This limited collateral assignment includes no incidents of ownership in the Policy, and the Assignee's interest in the Policy is not assignable to anyone other than the undersigned or its nominee.

     3. The Assignor retains all incidents of ownership in the Policy, including, without limitation, the power to change the beneficiary, the power to effect an exchange of the Policy, the power to surrender or cancel the Policy, the power to assign the Policy or revoke an assignment, and the power to pledge the Policy for a loan or to obtain from the Insurer a loan against the surrender value of the Policy.

     4. The Insurer is hereby authorized to recognize the Assignee's rights hereunder without investigating the Assignee's rights under the Split Dollar Life Insurance Agreement, the signature of the Assignee shall be sufficient for the exercise of any rights under the Policy and

                         LIMITED COLLATERAL ASSIGNMENT



         This Limited Collateral Assignment is made by Christine S. Crowley, as Distributing Trustee u/t/a dtd November 12, 1998, as Assignor, to Crowley Maritime Corporation, a Delaware Corporation, as Assignee.

         FOR VALUE RECEIVED, the Assignor hereby collaterally assigns to the Assignee policy No. 50,875,001, issued by John Hancock Mutual Life Insurance
Co. (the "Insurer") in the face amount of Twenty Million dollars ($20,000,000) (the "Policy"), upon the life of Thomas B. Crowley, Jr., on the following terms:

         1. The sole purpose of this limited collateral assignment is to secure the Assignee's right to receive the amount due to it under that certain Split Dollar Life Insurance Agreement between the Assignor, the Assignee, and Thomas B. Crowley, Jr., dated as of November 24, 1998.

         2. This limited collateral assignment includes no incidents of ownership in the Policy, and the Assignee's interest in the Policy is not assignable to anyone other than the undersigned or its nominee.

         3. the Assignor retains all incidents of ownership in the Policy, including, without limitation, the power to change the beneficiary, the power to effect an exchange of the Policy, the power to surrender or cancel the Policy, the power to assign the Policy or revoke an assignment, and the power to pledge the Policy for a loan or to obtain from the Insurer a loan against the surrender value of the Policy.

         4. The Insurer is hereby authorized to recognize the Assignee's rights hereunder without investigating the Assignee's rights under the Split Dollar Life Insurance Agreement, the signature of the Assignee shall be sufficient for the exercise of any rights under the Policy and
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the receipt of the Assignee for any sums received by it shall be a full discharge and release to the Insurer.

     5. Upon full payment to the Assignee of the amount due to the Assignee under the Split Dollar Life Insurance Agreement, the Assignee shall execute all documents required by the Insurer or the Assignor to release this Limited Collateral Assignment.

     This Limited Collateral Assignment is entered into on January 12, 1999.

                                        ASSIGNOR


                                              /s/ Christine S. Crowley
                                        -------------------------------------
                                               Christine S. Crowley,
                                              as Distributing Trustee
                                            u/t/a dtd. November 12, 1998


                                        ASSIGNEE


                                        CROWLEY MARITIME CORPORATION


                                        By:      /s/ Albert M. Marucco
                                           ----------------------------------
                                              Albert M. Marucco, V.P. TREAS.


                                        By:          /s/ W. Pennella
                                           ----------------------------------
                                                       W. Pennella
                                                          E.V.P

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


                          LIMITED COLLATERAL ASSIGNMENT


     This Limited Collateral Assignment is made by Christine S. Crowley, as Distributing Trustee u/t/a dtd. November 12, 1998, as Assignor, to Crowley Maritime Corporation, a Delaware Corporation, as Assignee.

     FOR VALUE RECEIVED, the Assignor hereby collaterally assigns to the Assignee Policy No. VP60712930 issued by Pacific Life Insurance Co. (the "Insurer") in the face amount of Twenty Million Dollars ($20,000,000) (the "Policy"), upon the life of Thomas B. Crowley, Jr., on the following terms:

     1. The sole purpose of this limited collateral assignment is to secure the Assignee's right to receive the amount due to it under that certain Split Dollar Life Insurance Agreement between the Assignor, the Assignee, and Thomas B. Crowley, Jr., dated as of November 24, 1998.

     2. This limited collateral assignment includes no incidents of ownership in the Policy, and the Assignee's interest in the Policy is not assignable to anyone other than the undersigned or its nominee.

     3. The Assignor retains all incidents of ownership in the Policy, including, without limitation, the power to change the beneficiary, the power to effect an exchange of the Policy, the power to surrender or cancel the Policy, the power to assign the Policy or revoke an assignment, and the power to pledge the Policy for a loan or to obtain from the Insurer a loan against the surrender value of the Policy.

     4. The Insurer is hereby authorized to recognize the Assignee's rights hereunder without investigating the Assignee's rights under the Split Dollar Life Insurance Agreement; the signature of the Assignee shall be sufficient for the exercise of any rights under the Policy and the receipt of the Assignee for any sums received by it shall be a full discharge and release to the Insurer.


                                       1
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     5.   Upon full payment to the Assignee of the amount due to the Assignee under the Split Dollar Life Insurance Agreement, the Assignee shall execute all documents required by the Insurer or the Assignor to release this Limited Collateral Assignment.

     This Limited Collateral Assignment is entered into on January 12, 1999.


                                        ASSIGNOR


                                        /s/ CHRISTINE S. CROWLEY
                                        ------------------------------
                                            Christine S. Crowley,
                                            as Distributing Trustee
                                            u/t/a dtd. November 12, 1998

                                        ASSIGNEE


                                        CROWLEY MARITIME CORPORATION


                                        By: /s/ WILLIAM PENNELLA
                                            ------------------------------
                                            William Pennella
                                            Exec. V.P.



                                        By: /s/ ALBERT M. MARUCCO
                                            ------------------------------
                                            Albert M. Marucco, V.P. Treas.

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